SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2010

ENDEAVOR POWER CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-52534	72-1619357
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

12835 East Arapahoe Road Tower One, Penthouse #850 Centennial, CO 80112
(Address of principal executive offices)
(303) 726-0279
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Endeavor Power Corp.

Form 8-K

Current Report

ITEM 4.01. CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On July 29, 2010, Davis Accounting Group, P.C. (“Davis”) was appointed as the registered independent public accountant for Endeavor Power Corp., a Nevada corporation (the “Registrant”). On July 29, 2010, Ronald R. Chadwick, P.C. (“Chadwick”), was dismissed as the registered independent public accountant for the Registrant. The decisions to appoint Davis and to dismiss Chadwick were approved by the Board of Directors of the Registrant on July 29, 2010.

Other than the disclosure of uncertainty regarding the ability for us to continue as a going concern, which was included in our accountant’s report on the financial statements for the past two years, Chadwick's reports on the financial statements of the Registrant for the years ended December 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.  For the two most recent fiscal years and any subsequent interim period through Chadwick's termination on July 29, 2010, Chadwick disclosed the uncertainty regarding the ability of the Registrant to continue as a going concern in its accountant’s report on the financial statements.

In connection with the audit and review of the financial statements of the Registrant through July 29, 2010, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with Chadwick's opinion to the subject matter of the disagreement.

In connection with the audited financial statements of the Registrant for the years ended December 31, 2009, and 2008, and interim unaudited financial statements through July 29, 2010, there have been no reportable events with the Registrant as set forth in Item 304(a)(1)(v) of Regulation S-K.

Prior to July 29, 2010, the Registrant did not consult with Davis regarding (1) the application of accounting principles to any specified transaction, (2) the type of audit opinion that might be rendered on the Registrant’s financial statements, (3) written or oral advice that would be an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Registrant and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided a copy of the foregoing disclosures to Chadwick prior to the date of the filing of this report and requested that Chadwick furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

16.1

Letter from Ron Chadwick, P.C., dated August 3, 2010, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:

August 3, 2010

Endeavor Power Corp.

By:  /s/ Richard O. Weed

Richard O. Weed

President, CEO